                                                                               .
                                                                               .
                                                                               .

                                                               Exhibit (g)(viii)

                                   SCHEDULE A
                         SHAREHOLDER SERVICES AGREEMENT

FUND                                                        EFFECTIVE DATE
----                                                        --------------
A.  Sweep Funds
---------------
Schwab Money Market Fund                                    May 1, 1993

Schwab Government Money Fund                                May 1, 1993

Schwab Municipal Money Fund-Sweep Shares                    May 1, 1993

Schwab California Municipal Money Fund-Sweep Shares         May 1, 1993

Schwab US Treasury Money Fund                               May 1, 1993

Schwab New York Municipal Money Fund-Sweep Shares           November 10, 1994

Schwab Government Cash Reserves Fund                        October 20, 1997

Schwab New Jersey Municipal Money Fund                      January 20, 1998

Schwab Pennsylvania Municipal Money Fund                    January 20, 1998

Schwab Florida Municipal Money Fund                         February 16, 1998

Schwab Massachusetts Municipal Money Fund                   April 21, 2003

Schwab Cash Reserves                                        July 9, 2004

Schwab Advisor Cash Reserves - Sweep Shares                 July 9, 2004

Schwab Advisor Cash Reserves - Premier Sweep Shares         July 9, 2004

B.  Other Funds
---------------
Schwab Value Advantage Money Fund-Investor Shares           May 1, 1993

Schwab Value Advantage Money Fund-Institutional Shares      June 14, 2002

Schwab Value Advantage Money Fund-Select Shares             February 25, 2003

Schwab Institutional Advantage Money Fund                   May 1, 1993

Schwab Retirement Money Fund                                November 26, 1993

Schwab Municipal Money Fund-Value Advantage Shares          June 6, 1995

Schwab Municipal Money Fund-Institutional Shares            May 29, 2003

                                                               Exhibit (g)(viii)

Schwab Municipal Money Fund-Select Shares                   May 29, 2003

Schwab California Municipal Money Fund-Value Advantage      June 6, 1995
Shares

Schwab New York Municipal Money Fund-Sweep Shares-Value     June 6, 1995
Advantage Shares

                                    THE CHARLES SCHWAB FAMILY OF FUNDS

                                    By: /s/ Stephen B. Ward
                                        ---------------------------
                                        Stephen B. Ward,
                                        Senior Vice President
                                        and Chief Investment Officer

                                    CHARLES SCHWAB & CO., INC.

                                    By: /s/ Fred Potts
                                        ---------------------------
                                        Fred Potts,
                                        Senior Vice President

Dated as of July 9, 2004

                                                               Exhibit (g)(viii)

                                   SCHEDULE C
                         SHAREHOLDER SERVICES AGREEMENT

The fees listed below are for services provided under this Agreement and are to be accrued daily and paid monthly in arrears:

      FUND                                                  FEE
      ----                                                  ---
A.    Sweep Funds
      -----------
      Schwab Money Market Fund                              An annual fee, payable monthly, of twenty one-hundredths of one percent (.20%) of the Fund's average daily net assets

      Schwab Government Money Fund                          An annual fee, payable monthly, of twenty one-hundredths of one percent (.20%) of the Fund's average daily net assets

      Schwab Municipal Money Fund-Sweep Shares              An annual fee, payable monthly, of twenty one-hundredths of one
      (formerly Schwab Tax-Exempt Money Fund)               percent (.20%) of the Fund's average daily net assets

      Schwab California Municipal Money Fund-Sweep Shares   An annual fee, payable monthly, of twenty one-hundredths of one
      (formerly Schwab California Tax-Exempt Money Fund)    percent (.20%) of the Fund's average daily net assets

      Schwab US Treasury Money Fund                         An annual fee, payable monthly, of twenty one-hundredths of one percent (.20%) of the Fund's average daily net assets

      Schwab New York Municipal Money Fund-Sweep Shares     An annual fee, payable monthly, of twenty one-hundredths of one
      (formerly Schwab New York Tax-Exempt Money Fund)      percent (.20%) of the Fund's average daily net assets

      Schwab Government Cash Reserves Fund                  An annual fee, payable monthly, of twenty one-hundredths of one percent (.20%) of the Fund's average daily net assets

      Schwab New Jersey Municipal Money Fund                An annual fee, payable monthly, of twenty one-hundredths of one percent (.20%) of the Fund's average daily net assets

      Schwab Pennsylvania Municipal Money Fund              An annual fee, payable monthly, of

                                                               Exhibit (g)(viii)

                                                            twenty one-hundredths of one percent (.20%) of the Fund's
                                                            average daily net assets

      Schwab Florida Municipal Money Fund                   An annual fee, payable monthly, of twenty one-hundredths of one percent (.20%) of the Fund's average daily net assets

      Schwab Massachusetts Municipal Money Fund             An annual fee, payable monthly, of twenty one-hundredths of one percent (.20%) of the Fund's average daily net assets

      Schwab Cash Reserves                                  An annual fee, payable monthly, of twenty one-hundredths of one percent (.20%) of the Fund's average daily net assets

      Schwab Advisor Cash Reserves - Sweep Shares           An annual fee, payable monthly, of twenty one-hundredths of one percent (.20%) of the Fund's average daily net assets

      Schwab Advisor Cash Reserves - Premier Sweep Shares   An annual fee, payable monthly, of twenty one-hundredths of one percent (.20%) of the Fund's average daily net assets

B.    Other Funds
      -----------
      Schwab Value Advantage Money Fund-Investor Shares     An annual fee, payable monthly, of seventeen one-hundredths of one percent (.17%) of the Fund's average daily net assets

      Schwab Value Advantage Money Fund-Institutional       An annual fee, payable monthly, of seventeen one-hundredths of one
      Shares                                                percent (.17%) of the Fund's average daily net assets

      Schwab Value Advantage Money Fund-Select Shares       An annual fee, payable monthly, of seventeen one-hundredths of one percent (.17%) of the Fund's average daily net assets

      Schwab Institutional Advantage Money Fund             An annual fee, payable monthly, of seventeen one-hundredths of one percent (.17%) of the Fund's average daily net assets

      Schwab Retirement Money Fund                          An annual fee, payable monthly, of

                                                               Exhibit (g)(viii)

                                                            twenty one-hundredths of one percent (.20%) of the Fund's average daily net assets

      Schwab Municipal Money Fund-Value Advantage Shares    An annual fee, payable monthly, of seventeen one-hundredths of one
      (formerly Schwab Tax-Exempt Money Fund)               percent (.17%) of the Fund's average daily net assets

      Schwab Municipal Money Fund-Institutional Shares      An annual fee, payable monthly, of seventeen one-hundredths of one percent (.17%) of the Fund's average daily net assets

      Schwab Municipal Money Fund-Select Shares             An annual fee, payable monthly, of seventeen one-hundredths of one percent (.17%) of the Fund's average daily net assets

      Schwab California Municipal Money Fund-Value          An annual fee, payable monthly, of seventeen one-hundredths of one
      Advantage Shares (formerly Schwab California          percent (.17%) of the Fund's average daily net assets
      Tax-Exempt Money Fund)

      Schwab New York Municipal Money Fund-Value            An annual fee, payable monthly, of seventeen one-hundredths of one
      Advantage Shares (formerly Schwab New York            percent (.17%) of the Fund's average daily net assets
      Tax-Exempt Money Fund)

                                    THE CHARLES SCHWAB FAMILY OF FUNDS

                                    By: /s/ Stephen B. Ward
                                        ---------------------------
                                        Stephen B. Ward,
                                        Senior Vice President
                                        and Chief Investment Officer

                                    CHARLES SCHWAB & CO., INC.

                                    By: /s/ Fred Potts
                                        ---------------------------
                                        Fred Potts,
                                        Senior Vice President

Dated as of July 9, 2004